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                                                                   Exhibit 10(b)

                      CONSENT OF SHEARMAN & STERLING LLP

     We hereby consent to the reference to our firm included in Part A and Part B of Mercury Master Trust, filed as part of Amendment No. 16 to the Registration Statement (File No.811-09049).

                                                     /s/ Shearman & Sterling LLP
                                                     Shearman & Sterling LLP

New York, New York
March 5, 2004